Exhibit 99.1

CVR Energy Reports 2014 Third Quarter Results
And Announces Cash Dividend of 75 Cents per Share

•	2014 third quarter dividend of 75 cents per share, bringing 2014 cumulative cash dividends paid or declared to $4.25 per share

SUGAR LAND, Texas (Oct. 30, 2014) - CVR Energy, Inc. (NYSE: CVI) today announced third quarter 2014 net income of $7.9 million, or 9 cents per diluted share, on net sales of $2,279.9 million, compared to net income of $44.0 million, or 51 cents per diluted share, on net sales of $1,977.1 million for the 2013 third quarter. Third quarter 2014 adjusted EBITDA, a non-GAAP financial measure, was $90.5 million, compared to third quarter 2013 adjusted EBITDA of $42.4 million.

For the first nine months of 2014, net income was $218.3 million, or $2.51 per diluted share, on net sales of $7,267.7 million, compared to net income of $392.4 million, or $4.52 per diluted share, on net sales of $6,549.8 million for the same period a year earlier. Adjusted EBITDA for the first nine months of 2014 was $391.9 million, compared to adjusted EBITDA of $549.7 million for the first nine months of 2013.

“Our third quarter results were primarily impacted by the downtime associated with a fire that occurred in late July at CVR Refining’s Coffeyville refinery, which resumed operations in late August,” said Jack Lipinski, CVR Energy’s chief executive officer. “Even with the downtime, the Coffeyville and Wynnewood refineries posted combined total crude throughput of 176,367 barrels per day (bpd) for the quarter. At CVR Partners, realized fertilizer prices for the third quarter were in line with the company’s expectations, while UAN production was somewhat lower than anticipated.”

The company also announced a third quarter 2014 cash dividend of 75 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Nov. 17, 2014, to stockholders of record on Nov. 10, 2014.

CVR Energy’s third quarter cash dividend brings the cumulative cash dividends paid or declared for the first nine months of 2014 to $4.25 per share. On July 17, 2014, CVR Energy announced a special dividend of $2.00 per share, which was paid on Aug. 4, 2014, to stockholders of record on July 28, 2014.

Today, CVR Refining announced a 2014 third quarter cash distribution of 54 cents per common unit, and CVR Partners announced a 2014 third quarter cash distribution of 27 cents per common unit.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported third quarter 2014 operating income of $3.9 million on net sales of $2,215.2 million, compared to operating income of $23.4 million on net sales of $1,910.5 million in the third quarter of 2013.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $13.16 in the 2014 third quarter, compared to $8.21 for the same period in 2013. Direct operating expenses, including major scheduled turnaround expenses, per barrel sold, exclusive of depreciation and amortization, for the 2014 third quarter was $6.52, compared to $6.92 in the third quarter of 2013.

Third quarter 2014 throughputs of crude oil and all other feedstocks and blendstocks for the Coffeyville and Wynnewood refineries totaled 183,814 bpd. Throughputs of crude oil and all other feedstocks and blendstocks for both refineries totaled 167,563 bpd for the same period in 2013.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners, reported third quarter 2014 operating income of $14.4 million on net sales of $66.7 million, compared to operating income of $21.3 million on net sales of $69.2 million for the third quarter of 2013.

For the third quarter of 2014, average realized gate prices for UAN and ammonia were $254 per ton and $503 per ton, respectively, compared to $259 per ton and $505 per ton, respectively, for the same period in 2013.

CVR Partners produced 99,800 tons of ammonia and purchased approximately 4,000 additional tons of ammonia during the third quarter of 2014, of which 11,800 net tons were available for sale while the rest was upgraded to 223,500 tons of UAN. In the 2013 third quarter, the plant produced 100,400 tons of ammonia and purchased approximately 1,000 additional tons of ammonia, of which 3,400 net tons were available for sale while the remainder was upgraded to 239,300 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $359.2 million for CVR Refining and $68.0 million for CVR Partners, was $793.1 million at Sept. 30, 2014. Consolidated total debt was $675.3 million at Sept. 30, 2014. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

CVR Energy 2014 Third Quarter Earnings Conference Call

CVR Energy previously announced that it will host its third quarter 2014 Earnings Conference Call for analysts and investors on Oct. 30 at 2:30 p.m. Eastern.

The Earnings Conference Call will be broadcast live over the Internet at http://www.videonewswire.com/event.asp?id=100680. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at http://www.videonewswire.com/event.asp?id=100680. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13593124.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own a majority of the common units representing limited partner interests of CVR Refining and CVR Partners.

For further information, please contact:

Investor Relations:
Jay Finks
CVR Energy, Inc.
913-982-0481
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
281-207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operations Data (all information in this release is unaudited unless noted otherwise).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$2,279.9	$1,977.1	$7,267.7	$6,549.8
Cost of product sold	2,066.7	1,744.4	6,332.6	5,343.5
Direct operating expenses	136.8	128.4	380.3	345.2
Selling, general and administrative expenses	31.8	27.7	86.2	85.0
Depreciation and amortization	37.8	36.2	113.7	105.4
Operating income	6.8	40.4	354.9	670.7
Interest expense and other financing costs	(9.4)	(11.7)	(28.8)	(39.6)
Interest income	0.3	0.3	0.7	0.9
Gain on derivatives, net	25.7	72.5	171.1	173.0
Loss on extinguishment of debt	—	—	—	(26.1)
Other income (expense), net	2.1	6.2	(0.1)	6.5
Income before income tax expense	25.5	107.7	497.8	785.4
Income tax expense	4.2	29.5	118.8	222.8
Net income	21.3	78.2	379.0	562.6
Less: Net income attributable to noncontrolling interest	13.4	34.2	160.7	170.2
Net income attributable to CVR Energy stockholders	$7.9	$44.0	$218.3	$392.4

Basic earnings per share	$0.09	$0.51	$2.51	$4.52
Diluted earnings per share	$0.09	$0.51	$2.51	$4.52
Dividends declared per share	$2.75	$0.75	$4.25	$13.50

Adjusted EBITDA*	$90.5	$42.4	$391.9	$549.7
Adjusted net income*	$37.0	$5.2	$194.0	$286.3
Adjusted net income, per diluted share*	$0.43	$0.06	$2.23	$3.30

Weighted-average common shares outstanding:
Basic	86.8	86.8	86.8	86.8
Diluted	86.8	86.8	86.8	86.8

	As of September 30, 2014	As of December 31, 2013
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$793.1	$842.1
Working capital	1,191.5	1,230.2
Total assets	3,752.4	3,665.8
Total debt, including current portion	675.3	676.2
Total CVR stockholders’ equity	1,105.7	1,188.6

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$125.3	$(59.7)	$530.8	$321.3
Investing activities	(56.6)	(44.3)	(249.6)	(177.4)
Financing activities	(274.3)	(143.4)	(330.2)	(152.8)
Net cash flow	$(205.6)	$(247.4)	$(49.0)	$(8.9)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Effective with its initial public offering on January 23, 2013, our Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. Detailed operating results for the Petroleum segment for the quarter ended September 30, 2014 are included in CVR Refining’s press release dated October 30, 2014. The Nitrogen Fertilizer segment is operated by CVR Partners, LP, (“CVR Partners”) in which we own a majority interest as well as the general partner. It consists of a nitrogen fertilizer manufacturing facility that utilizes a pet coke gasification process in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the quarter ended September 30, 2014 are included in CVR Partners’ press release dated October 30, 2014.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended September 30, 2014
Net sales	$2,215.2	$66.7	$(2.0)	$2,279.9
Cost of product sold	2,053.7	15.4	(2.4)	2,066.7
Direct operating expenses (1)	105.1	26.1	0.1	131.3
Major scheduled turnaround expenses	5.5	—	—	5.5
Selling, general and administrative	17.3	4.0	10.5	31.8
Depreciation and amortization	29.7	6.8	1.3	37.8
Operating income (loss)	$3.9	$14.4	$(11.5)	$6.8

Capital expenditures	$48.9	$6.0	$1.6	$56.5

Nine Months Ended September 30, 2014
Net sales	$7,056.9	$224.3	$(13.5)	$7,267.7
Cost of product sold	6,289.6	56.6	(13.6)	6,332.6
Direct operating expenses (1)	297.5	77.2	0.1	374.8
Major scheduled turnaround expenses	5.5	—	—	5.5
Selling, general and administrative	54.0	13.9	18.3	86.2
Depreciation and amortization	89.9	20.3	3.5	113.7
Operating income (loss)	$320.4	$56.3	$(21.8)	$354.9

Capital expenditures	$154.2	$13.5	$3.7	$171.4

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended September 30, 2013
Net sales	$1,910.5	$69.2	$(2.6)	$1,977.1
Cost of product sold	1,734.7	13.0	(3.3)	1,744.4
Direct operating expenses (1)	104.7	23.7	—	128.4
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	18.9	4.6	4.2	27.7
Depreciation and amortization	28.8	6.6	0.8	36.2
Operating income (loss)	$23.4	$21.3	$(4.3)	$40.4

Capital expenditures	$60.7	$4.0	$4.3	$69.0

Nine Months Ended September 30, 2013
Net sales	$6,322.6	$239.4	$(12.2)	$6,549.8
Cost of product sold	5,317.0	39.2	(12.7)	5,343.5
Direct operating expenses (1)	274.5	70.7	—	345.2
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	57.8	15.8	11.4	85.0
Depreciation and amortization	85.2	18.5	1.7	105.4
Operating income (loss)	$588.1	$95.2	$(12.6)	$670.7

Capital expenditures	$140.8	$35.8	$7.0	$183.6

(1) Excluding turnaround expenses

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
September 30, 2014
Cash and cash equivalents	$359.2	$68.0	$365.9	$793.1
Total assets	2,691.7	562.1	498.6	3,752.4
Total debt, including current portion	581.8	125.0	(31.5)	675.3

December 31, 2013
Cash and cash equivalents	$279.8	$85.1	$477.2	$842.1
Total assets	2,533.3	593.5	539.0	3,665.8
Total debt, including current portion	582.7	125.0	(31.5)	676.2

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, LP, of which we own a majority interest and serve as general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter ended September 30, 2014 are included in CVR Refining’s press release dated October 30, 2014.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$2,215.2	$1,910.5	$7,056.9	$6,322.6
Cost of product sold	2,053.7	1,734.7	6,289.6	5,317.0
Direct operating expenses	105.1	104.7	297.5	274.5
Major scheduled turnaround expenses	5.5	—	5.5	—
Selling, general and administrative expenses	17.3	18.9	54.0	57.8
Depreciation and amortization	29.7	28.8	89.9	85.2
Operating income	3.9	23.4	320.4	588.1
Interest expense and other financing costs	(7.9)	(10.0)	(24.5)	(34.8)
Interest income	0.1	0.1	0.3	0.3
Gain on derivatives, net	25.7	72.5	171.1	173.0
Loss on extinguishment of debt	—	—	—	(26.1)
Other income (expense), net	—	—	(0.1)	0.1
Income before income tax expense	21.8	86.0	467.2	700.6
Income tax expense	—	—	—	—
Net income	$21.8	$86.0	$467.2	$700.6

Refining margin*	$161.5	$175.8	$767.3	$1,005.6
Gross profit*	$21.2	$42.3	$374.4	$645.9
Refining margin adjusted for FIFO impact*	$213.5	$121.5	$773.5	$922.3
Adjusted Petroleum EBITDA*	$129.9	$33.9	$517.0	$594.5

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$9.96	$11.89	$14.29	$20.15
FIFO impact (favorable) unfavorable	3.20	(3.68)	0.11	(1.67)
Refining margin adjusted for FIFO impact*	13.16	8.21	14.40	18.48
Gross profit*	1.31	2.86	6.97	12.94
Direct operating expenses and major scheduled turnaround expenses	6.82	7.08	5.64	5.50
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$6.52	$6.92	$5.32	$5.29
Barrels sold (barrels per day)	184,262	164,431	208,461	190,055

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	164,067	89.3%	130,876	78.1%	178,390	86.5%	147,074	76.9%
Medium	1,610	0.9%	20,752	12.4%	1,558	0.7%	17,901	9.4%
Heavy sour	10,690	5.8%	9,072	5.4%	16,732	8.1%	17,805	9.3%
Total crude oil throughput	176,367	96.0%	160,700	95.9%	196,680	95.3%	182,780	95.6%
All other feedstocks and blendstocks	7,447	4.0%	6,863	4.1%	9,655	4.7%	8,444	4.4%
Total throughput	183,814	100.0%	167,563	100.0%	206,335	100.0%	191,224	100.0%
Production:
Gasoline	88,633	48.1%	74,990	45.2%	100,630	48.5%	89,390	46.8%
Distillate	78,711	42.8%	69,390	41.8%	87,477	42.2%	79,230	41.4%
Other (excluding internally produced fuel)	16,791	9.1%	21,666	13.0%	19,361	9.3%	22,579	11.8%
Total refining production (excluding internally produced fuel)	184,135	100.0%	166,046	100.0%	207,468	100.0%	191,199	100.0%
Production price (dollars per gallon):
Gasoline	$2.69		$2.89		$2.74		$2.86
Distillate	2.85		3.07		2.94		3.04

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$97.25	$105.81	$99.62	$98.20
Crude Oil Differentials:
WTI less WTS (light/medium sour)	8.78	0.30	7.19	2.14
WTI less WCS (heavy sour)	18.34	22.92	19.47	22.27
NYMEX Crack Spreads:
Gasoline	18.13	16.27	19.83	23.92
Heating Oil	21.56	22.13	23.41	27.46
NYMEX 2-1-1 Crack Spread	19.85	19.20	21.62	25.69
PADD II Group 3 Basis:
Gasoline	(3.82)	(1.57)	(5.24)	(2.43)
Ultra Low Sulfur Diesel	0.56	0.80	(0.36)	1.66
PADD II Group 3 Product Crack:
Gasoline	14.32	14.70	14.58	21.49
Ultra Low Sulfur Diesel	22.11	22.93	23.05	29.12
PADD II Group 3 2-1-1	18.21	18.81	18.81	25.31

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$1,383.5	$992.2	$4,541.3	$3,833.9
Cost of product sold	1,311.4	893.8	4,068.6	3,206.4
Refining margin*	72.1	98.4	472.7	627.5
Direct operating expenses	62.2	68.4	169.2	170.7
Major scheduled turnaround expenses	5.5	—	5.5	—
Depreciation and amortization	17.6	17.7	54.4	52.9
Gross profit (loss)*	$(13.2)	$12.3	$243.6	$403.9

Refining margin adjusted for FIFO impact*	$111.4	$60.0	$476.1	$567.2

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$8.11	$13.48	$14.76	$21.56
FIFO impact (favorable) unfavorable	4.43	(5.26)	0.11	(2.07)
Refining margin adjusted for FIFO impact*	12.54	8.22	14.87	19.49
Gross profit (loss)*	(1.48)	1.69	7.61	13.88
Direct operating expenses and major scheduled turnaround expenses	7.62	9.37	5.46	5.86
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$7.01	$9.12	$4.96	$5.51
Barrels sold (barrels per day)	104,836	81,532	128,963	113,518

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	85,835	83.8%	69,785	84.0%	100,063	79.9%	88,337	78.4%
Medium	—	—%	514	0.6%	493	0.4%	454	0.4%
Heavy sour	10,690	10.4%	9,072	10.9%	16,732	13.4%	17,805	15.8%
Total crude oil throughput	96,525	94.2%	79,371	95.5%	117,288	93.7%	106,596	94.6%
All other feedstocks and blendstocks	5,882	5.8%	3,711	4.5%	7,880	6.3%	6,067	5.4%
Total throughput	102,407	100.0%	83,082	100.0%	125,168	100.0%	112,663	100.0%
Production:
Gasoline	50,397	48.2%	35,493	42.4%	61,629	48.1%	52,507	45.8%
Distillate	45,935	43.9%	35,206	42.0%	55,011	43.0%	48,018	41.9%
Other (excluding internally produced fuel)	8,304	7.9%	13,050	15.6%	11,352	8.9%	14,003	12.3%
Total refining production (excluding internally produced fuel)	104,636	100.0%	83,749	100.0%	127,992	100.0%	114,528	100.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$830.7	$917.2	$2,512.3	$2,485.4
Cost of product sold	742.3	841.1	2,221.0	2,110.2
Refining margin*	88.4	76.1	291.3	375.2
Direct operating expenses	43.0	36.2	128.4	103.8
Major scheduled turnaround expenses	—	—	—	—
Depreciation and amortization	10.2	9.9	30.3	28.7
Gross profit*	$35.2	$30.0	$132.6	$242.7

Refining margin adjusted for FIFO impact*	$101.1	$60.2	$294.0	$352.2

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$12.03	$10.17	$13.44	$18.04
FIFO impact (favorable) unfavorable	1.73	(2.13)	0.13	(1.11)
Refining margin adjusted for FIFO impact*	13.76	8.04	13.57	16.93
Gross profit*	4.79	4.00	6.12	11.66
Direct operating expenses and major scheduled turnaround expenses	5.86	4.85	5.92	4.99
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$5.89	$4.75	$5.92	$4.97
Barrels sold (barrels per day)	79,426	82,899	79,498	76,537

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	78,232	96.1%	61,091	72.3%	78,327	96.5%	58,737	74.8%
Medium	1,610	2.0%	20,238	24.0%	1,065	1.3%	17,447	22.2%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	79,842	98.1%	81,329	96.3%	79,392	97.8%	76,184	97.0%
All other feedstocks and blendstocks	1,565	1.9%	3,152	3.7%	1,775	2.2%	2,377	3.0%
Total throughput	81,407	100.0%	84,481	100.0%	81,167	100.0%	78,561	100.0%
Production:
Gasoline	38,236	48.1%	39,497	48.0%	39,001	49.1%	36,883	48.1%
Distillate	32,776	41.2%	34,184	41.5%	32,466	40.8%	31,212	40.7%
Other (excluding internally produced fuel)	8,487	10.7%	8,616	10.5%	8,009	10.1%	8,576	11.2%
Total refining production (excluding internally produced fuel)	79,499	100.0%	82,297	100.0%	79,476	100.0%	76,671	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own a majority interest and serve as general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter ended September 30, 2014 are included in CVR Partners’ press release dated October 30, 2014.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$66.7	$69.2	$224.3	$239.4
Cost of product sold	15.4	13.0	56.6	39.2
Direct operating expenses	26.1	23.7	77.2	70.7
Selling, general and administrative expenses	4.0	4.6	13.9	15.8
Depreciation and amortization	6.8	6.6	20.3	18.5
Operating income	14.4	21.3	56.3	95.2
Interest expense and other financing costs	(1.7)	(1.6)	(5.0)	(4.6)
Other income, net	—	—	—	0.1
Income before income tax expense	12.7	19.7	51.3	90.7
Income tax expense	—	—	—	—
Net income	$12.7	$19.7	$51.3	$90.7

Adjusted Nitrogen Fertilizer EBITDA*	$21.1	$28.2	$76.8	$116.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Nitrogen Fertilizer Segment Key Operating Statistics:
Production (thousand tons):
Ammonia (gross produced)(1)	99.8	100.4	283.0	303.0
Ammonia (net available for sale)(1)(2)	11.8	3.4	23.9	36.3
UAN	223.5	239.3	704.1	660.6

Pet coke consumed (thousand tons)	117.6	116.0	359.7	360.2
Pet coke (cost per ton)	$29	$30	$28	$30

Sales (thousand tons):
Ammonia	6.2	3.3	14.5	37.9
UAN	220.3	226.7	714.2	638.1

Product pricing at gate (dollars per ton)(3):
Ammonia	$503	$505	$497	$654
UAN	$254	$259	$263	$295

On-stream factors(4):
Gasification	94.6%	91.2%	95.8%	94.1%
Ammonia	92.0%	90.1%	90.7%	92.6%
UAN	89.2%	89.5%	90.7%	89.6%

Market Indicators
Ammonia — Southern Plains (dollars per ton)	$570	$498	$524	$611
UAN — Corn belt (dollars per ton)	$297	$302	$321	$352

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)
Gross tons produced for ammonia represent the total ammonia produced, including ammonia produced that was upgraded into UAN. As a result of the completion of the UAN expansion project in February 2013, the Nitrogen Fertilizer segment expects to upgrade substantially all of the ammonia they produce into UAN. The net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2)
In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 4,000 and 1,000 tons of ammonia during the three months ended September 30, 2014 and 2013, respectively. The Nitrogen Fertilizer segment acquired approximately 30,000 and 5,000 tons of ammonia during the nine months ended September 30, 2014 and 2013, respectively.

(3)
Product pricing at gate per ton represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is a measure of operating efficiency.

Excluding the impact of planned downtime associated with the replacement of damaged catalyst, the on-stream factors for the three months ended September 30, 2013 would have been 98.7% for gasifier, 98.2% for ammonia and 97.8% for UAN.

Excluding the impact of the shutdown for installation of the waste heat boiler, pressure swing adsorption unit upgrade and the Linde air separation unit maintenance, the on-stream factors for the nine months ended September 30, 2014 would have been 97.8% for gasifier, 93.0% for ammonia and 93.0% for UAN. Excluding the impact of the UAN expansion coming on-line, the planned downtime associated with the replacement of damaged catalyst, the unplanned Linde air separation unit outages and the unplanned downtime associated with weather issues, the on-stream factors for the nine months ended September 30, 2013 would have been 99.3% for gasifier, 98.7% for ammonia and 97.7% for UAN.

Use of Non-GAAP Financial Measures

To supplement the Company's actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as noted above which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions, except per share data)
Reconciliation of Net Income to Adjusted Net Income:
Income before income tax expense	$25.5	$107.7	$497.8	$785.4
Adjustments:
FIFO impact (favorable) unfavorable	52.0	(54.3)	6.2	(83.3)
Share-based compensation	2.0	3.4	10.8	13.7
Loss on extinguishment of debt	—	—	—	26.1
Major scheduled turnaround expenses	5.5	—	5.5	—
Gain on derivatives, net	(25.7)	(72.5)	(171.1)	(173.0)
Current period settlement on derivative contracts (1)	38.2	33.9	93.2	(3.9)
Adjusted net income before income tax expense and noncontrolling interest	97.5	18.2	442.4	565.0
Adjusted net income attributed to noncontrolling interest	(37.3)	(8.3)	(145.6)	(124.4)
Income tax expense, as adjusted	(23.2)	(4.7)	(102.8)	(154.3)
Adjusted net income attributable to CVR Energy stockholders	$37.0	$5.2	$194.0	$286.3

Adjusted net income per diluted share	$0.43	$0.06	$2.23	$3.30

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment's net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold at which they are able to sell refined products. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Gross profit (loss) is calculated as the difference between the Petroleum segment’s net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses and depreciation and amortization. Gross profit (loss) per crude throughput barrel is calculated as gross profit (loss) as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit (loss) is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit (loss) may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, (gain) loss on derivatives, net, current period settlements on derivative contracts and loss on extinguishment of debt. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Net income attributable to CVR Energy stockholders	$7.9	$44.0	$218.3	$392.4
Add:
Interest expense and other financing costs, net of interest income	9.1	11.4	28.1	38.7
Income tax expense	4.2	29.5	118.8	222.8
Depreciation and amortization	37.8	36.2	113.7	105.4
EBITDA adjustments included in noncontrolling interest	(16.7)	(15.1)	(46.8)	(34.9)
EBITDA	42.3	106.0	432.1	724.4
Add:
FIFO impacts, (favorable) unfavorable	52.0	(54.3)	6.2	(83.3)
Share-based compensation	2.0	3.4	10.8	13.7
Major scheduled turnaround expenses	5.5	—	5.5	—
Gain on derivatives, net	(25.7)	(72.5)	(171.1)	(173.0)
Current period settlement on derivative contracts (1)	38.2	33.9	93.2	(3.9)
Loss on extinguishment of debt	—	—	—	26.1
Adjustments included in noncontrolling interest	(23.8)	25.9	15.2	45.7
Adjusted EBITDA	$90.5	$42.4	$391.9	$549.7

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for FIFO impacts (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; loss on extinguishment of debt; loss on disposition of fixed assets; (gain) loss on derivatives, net; and current period settlements on derivative contracts. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. Adjusted EBITDA by operating segment is not a recognized term under GAAP and should not be substituted for operating income as a measure of performance. Management believes that Adjusted EBITDA by operating segment enables investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, helps investors evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Petroleum:
Petroleum net income	$21.8	$86.0	$467.2	$700.6
Add:
Interest expense and other financing costs, net of interest income	7.8	9.9	24.2	34.5
Income tax expense	—	—	—	—
Depreciation and amortization	29.7	28.8	89.9	85.2
Petroleum EBITDA	59.3	124.7	581.3	820.3
Add:
FIFO impacts (favorable), unfavorable	52.0	(54.3)	6.2	(83.3)
Share-based compensation, non-cash	0.6	2.1	1.9	8.3
Major scheduled turnaround expenses	5.5	—	5.5	—
Gain on derivatives, net	(25.7)	(72.5)	(171.1)	(173.0)
Current period settlements on derivative contracts (1)	38.2	33.9	93.2	(3.9)
Loss on extinguishment of debt	—	—	—	26.1
Adjusted Petroleum EBITDA	$129.9	$33.9	$517.0	$594.5

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net income	$12.7	$19.7	$51.3	$90.7
Add:
Interest expense, net	1.7	1.6	5.0	4.6
Income tax expense	—	—	—	—
Depreciation and amortization	6.8	6.6	20.3	18.5
Nitrogen Fertilizer EBITDA	21.2	27.9	76.6	113.8
Add:
Share-based compensation, non-cash	(0.1)	0.3	0.2	2.3
Adjusted Nitrogen Fertilizer EBITDA	$21.1	$28.2	$76.8	$116.1

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

Derivatives Summary. The Petroleum segment enters into commodity swap contracts through crack spread swap agreements with financial counterparties to fix the spread risk between the refineries’ crude oil purchases and the refined products the refineries produce for sale. Through these swaps, the Petroleum segment will sell a fixed differential for the value between the selected refined product benchmark and the benchmark crude oil price, thereby locking in a margin for a portion of the refineries’ production. The physical volumes are not exchanged and these contracts are net settled with cash. From time to time, the Petroleum segment holds various NYMEX positions through a third-party clearing house.

The table below summarizes the Petroleum segment’s open commodity swap positions as of September 30, 2014. The positions are primarily in the form of crack spread swap agreements with financial counterparties, wherein the Petroleum segment has locked in differentials at the fixed prices noted below. As of September 30, 2014, the open commodity swap positions below were comprised of approximately 89.3% for distillate crack swaps and 10.7% for gasoline crack swaps.

Commodity Swaps	Barrels	Fixed Price(1)
Fourth Quarter 2014	5,100,000	$27.25

First Quarter 2015	525,000	32.09
Second Quarter 2015	975,000	30.20
Third Quarter 2015	300,000	29.95
Fourth Quarter 2015	450,000	30.05

First Quarter 2016	615,000	29.01
Second Quarter 2016	615,000	29.01
Third Quarter 2016	615,000	29.01
Fourth Quarter 2016	615,000	29.01

Total	9,810,000	$28.45

(1) Weighted-average price of all positions for period indicated.